                        Ohio National Variable Account R
                    Ohio National Life Assurance Corporation
                        Vari-Vest Variable Universal Life

      Supplement dated October 1, 2003 to the prospectus dated May 1, 2003

The following Funds have been added to the "Portfolios" section of the prospectus:

Fund and Portfolio Name      Adviser or (Subadviser)    Investment Objective
-----------------------      -----------------------    --------------------
ROYCE CAPITAL FUND, INC.
Royce Micro-Cap Portfolio    Royce & Associates, LLC    Long-term growth of capital
Royce Small Cap Portfolio    Royce & Associates, LLC    Long-term growth of capital

FIDELITY VARIABLE INSURANCE
PRODUCTS (SERVICE CLASS 2)
VIP Equity-Income Portfolio  Fidelity Management and    Reasonable Income
                             Research Company

In addition, the subadviser for the Ohio National Fund Capital Growth Portfolio is now Eagle Asset Management, Inc.

                                   PROSPECTUS

                               VARI-VEST SURVIVOR
         LAST SURVIVOR, FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                        OHIO NATIONAL VARIABLE ACCOUNT R

                               One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone (800) 366-6654

This prospectus describes a last survivor, flexible premium variable life insurance policy (called the "policy", or the "contract") offered through Ohio National Variable Account R ("VAR"), a separate account of ours. We are Ohio National Life Assurance Corporation ("ONLAC"), a subsidiary of The Ohio National Life Insurance Company ("Ohio National Life").

This policy provides life insurance protection. Although you may allocate your net premium payments to registered investment companies, (called a "Fund" or the "Funds") your premium payments are not an investment in a retail mutual fund. Each Fund may have several portfolios ("portfolios") that use different investment strategies or invest in different securities. VAR is the registered shareholder of the Funds' shares. VAR purchases portfolio shares in accordance with your premium allocation choices and maintains the shares in subaccounts ("subaccounts") of VAR. We may use the term "portfolios" or "subaccounts" interchangeably to refer to the underlying investment choices.

This policy (i) is not a deposit or obligation of a bank (ii) is not guaranteed by a bank (iii) is not insured by the FDIC or any other government agency, and
(iv) may go down in value.

To learn more about this policy and Ohio National Life or ONLAC, you can obtain a copy of the Statement of Additional Information ("SAI") dated October 1, 2003. We have incorporated the SAI into this prospectus by reference. You can request a free copy by contacting us, contacting your agent or representative or by logging onto the Securities and Exchange Commission's website at http://www.sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU SHOULD RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. FOR INFORMATION RELATED TO THE PORTFOLIOS TO WHICH YOU MAY ALLOCATE PREMIUM PAYMENTS, PLEASE REFER TO THE CURRENT FUND PROSPECTUSES WHICH SHOULD ACCOMPANY THIS PROSPECTUS.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE POLICY DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND PROSPECTUSES OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.

Although this is a life insurance policy, your variable universal life insurance policy is different from a whole-life or term-life insurance policy. You may allocate your net premium payments among up to 10 of the portfolios we offer as well as to the General Account. However, you will not own the shares of the portfolio. Ohio National Variable Account R is the registered owner of the portfolio shares. The portfolios are registered mutual funds that sell their shares only to registered separate accounts that support variable life insurance policies and variable annuity contracts. Within VAR, we have established subaccounts that invest in the shares of the portfolios based on policyholders' premium allocation. We have listed the available portfolios below, along with their respective investment adviser or investment subadviser. The accompanying Fund prospectuses contain important information that describes the portfolios in more detail. If you did not receive the Fund prospectuses, please contact us or your agent. Your policy's accumulation value will reflect the investment performance of the portfolios you select and is not guaranteed.
                                OCTOBER 1, 2003

FORM 5741

                               TABLE OF CONTENTS

GLOSSARY................................      3
SUMMARY OF BENEFITS AND RISKS...........      6
Policy Benefits.........................      6
  Death Benefit.........................      6
  Death Benefit Guarantee...............      6
  Loans.................................      6
  Surrender Privileges..................      6
  Free Look/Right to Return the
     Policy.............................      6
  Variable Investment Choices...........      6
  General Account.......................      6
  Flexibility/Allocation of Premiums....      7
  Transfers.............................      7
  Tax Benefits..........................      7
Policy Risks............................      7
  Investment Performance................      7
  Termination or Lapse..................      7
  Liquidity Risk........................      7
  Impact of Loans.......................      7
  Adverse Tax Consequences..............      8
  Termination of Death Benefit
     Guaranteed.........................      8
Portfolio Risks.........................      8
Fee Tables..............................      9
  Transaction Fees......................      9
  Periodic Charges Other than Portfolio
     Operating Expenses.................     10
  Annual Portfolio Operating Expenses...     11
  Rider Expenses........................     11
GENERAL DESCRIPTION OF OHIO NATIONAL
  LIFE..................................     14
Ohio National Life Assurance
  Corporation...........................     14
Ohio National Life Insurance Company....     14
Ohio National Variable Account R........     14
THE PORTFOLIOS..........................     14
THE GENERAL ACCOUNT.....................     17
General Description.....................     17
Accumulation Value......................     18
Voting Rights...........................     18
CHARGES.................................     19
Premium Expense Charge..................     19
Monthly Deduction.......................     19
Risk Charge.............................     20
Surrender Charge........................     20
Service Charges.........................     20
Other Charges...........................     21
GENERAL DESCRIPTION OF THE POLICY.......     21
Ownership Rights........................     21
Allocation of Premiums..................     21
Transfers...............................     21
Conversion..............................     22
Modifying the Policy....................     22
Free Look Period........................     23
Free Look for Increases in Face
  Amount................................     23
State Variations........................     23
Withholding Payment after Premium
  Payment...............................     23
Other Policies..........................     23
PREMIUMS................................     24
Purchasing a Policy.....................     24
Lapse...................................     24
Reinstatement...........................     25
Replacing Existing Insurance............     25
Applying for a Policy...................     25
When Insurance Coverage Takes Effect....     25
Accumulation Unit Values................     26
Determination of Variable Accumulation
  Values................................     26
Net Investment Factor...................     26
DEATH BENEFITS AND POLICY VALUES........     27
Settlement Options......................     27
Plan A -- Level Benefit.................     27
Illustration of Plan A..................     28
Plan B -- Variable Benefit..............     28
Illustration of Plan B..................     28
Change in Death Benefit Plan............     29
Death Benefit Guarantee.................     29
Changes in Stated Amount................     30
  Increases.............................     30
  Decreases.............................     30
SURRENDERS AND PARTIAL SURRENDERS.......     31
Loans...................................     32
Postponement of Payments................     33
LAPSE AND REINSTATEMENT.................     33
Reinstatement...........................     33
TAXES...................................     33
Policy Proceeds.........................     34
Avoiding Modified Endowment Contracts...     34
Correction of Modified Endowment
  Contracts.............................     35
Right to Charge for Company Taxes.......     35
LEGAL PROCEEDINGS.......................     35
FINANCIAL STATEMENTS....................     35

FORM 5741

                                    GLOSSARY

We have tried to make this prospectus as easy to read as possible. However, because of the complexity of the policy, it is sometimes necessary to use technical or defined terms. Listed below are some of the unfamiliar terms you may see in this prospectus.

Accumulation Value -- the sum of the policy's values in the subaccounts, the General Account and the loan collateral account.

Age -- either insured's age at his or her nearest birthday.

Attained Age -- either insured's age at the end of the most recent policy year.

Beneficiary -- the beneficiary designated by the policyholder in the application or in the latest notification of change of beneficiary filed with us. If the policyholder is the second insured and if no beneficiary survives the second insured, the second insured's estate will be the beneficiary. If the policyholder is not the second insured and no beneficiary survives the second insured, the policyholder or the policyholder's estate will be the beneficiary.

Cash Surrender Value -- the accumulation value minus any applicable surrender charges.

Code -- the Internal Revenue Code of 1986, as amended and all related regulations.

Commission -- the Securities and Exchange Commission.

Corridor Percentage Test -- a method of determining the minimum death benefit as required by the Code to qualify the policy as a "life insurance contract". The minimum death benefit equals the cash value plus the cash value multiplied by a percentage that varies with age as specified by the Code.

Death Benefit -- the amount payable upon the death of the second insured, before deductions for policy indebtedness and unpaid monthly deductions.

Death Benefit Guarantee -- our guarantee that the policy will not lapse so long as you have met the Minimum Premium requirement and the policy is still within the Death Benefit Guarantee period.

First Insured -- the first insured who dies.

General Account -- our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.

Guideline Annual Premium -- the annual premium that would be payable through the policy maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the policy. This is the maximum premium permitted under the Code.

Home Office -- our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.

Initial Premium -- an amount you must pay to begin policy coverage. It must be at least equal to one monthly minimum premium.

Insured -- the person upon whose life the policy is issued.

Issue Date -- the date we approve your application and issue your policy. The issue date will be the same as the policy date except for backdated policies, for which the policy date will be prior to the issue date.

Loan Collateral Account -- an account to which accumulation value in an amount equal to a policy loan is transferred pro rata from the subaccounts of VAR and the General Account.

FORM 5741

Loan Value -- the maximum amount that you may borrow under the policy. The loan value equals the cash surrender value minus the cost of insurance charges for the balance of the policy year. The loan value minus policy indebtedness equals the amount you may borrow at any time.

Maturity Date -- unless otherwise specified in the policy, the maturity date is the end of the policy year nearest the youngest insured's 100th birthday.

Minimum Premium -- the monthly premium set forth on the specification page of your policy necessary to maintain the death benefit guarantee. Although we express the minimum premium as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums that equal or exceed the sum of the minimum premiums required during the applicable time period.

Monthly Deduction -- the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

Net Investment Factor -- the percentage change in value of a subaccount from one valuation period to the next.

Net Premiums -- the premiums you pay less the premium expense charge.

Planned Premium -- a schedule indicating the policyholder's planned premium payments under the policy. The schedule is a planning device only and you do not need to adhere to it.

Policy -- the Vari-Vest Survivor flexible premium variable life insurance policy. The policy may also be called the contract.

Policy Date -- the date as of which insurance coverage and policy charges begin. The policy date is used to determine policy months and years.

Policy Month -- each policy month starts on the same date in each calendar month as the policy date.

Policy Year -- each policy year starts on the same date in each calendar year as the policy date.

Policy Indebtedness -- the total of any unpaid policy loans.

Policyholder -- the person(s) so designated on the specification page of the policy. The policyholder may also be called the contractowner.

Premium Expense Charge -- an amount deducted from gross premiums consisting of a distribution charge and any state premium tax and other state and local taxes applicable to your policy.

Proceeds -- the amount payable on surrender, maturity or death.

Process Day -- the first day of each policy month. We deduct monthly deductions and any credits on this day.

Pronouns -- "our", "us" or "we" means Ohio National Life Assurance Corporation. "You", "your" or "yours" means the insured. If the insured is not the policyholder, "you", "your" or "yours" means the policyholder when referring to policy rights, payments and notices.

Receipt -- with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date before 4:00 p.m. Eastern Time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern Time on a valuation date, it is deemed received on the next valuation date.

Second Insured -- the insured who dies after the first insured.

Settlement Options -- methods of paying the proceeds other than in a lump sum.

FORM 5741

Stated Amount -- the minimum death benefit payable under the policy as long as the policy remains in force and which is set forth on the specification page of your policy.

Subaccount -- a subdivision of VAR which invests exclusively in the shares of a corresponding portfolio of one of the Funds.

Surrender Charge -- a charge assessed in connection with policy surrenders, lapses and decreases in stated amount applicable for 25 years from the policy date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase. Surrender charges are based on your ages, sexes, underwriting classifications and length of time you have held your policy. See the specification pages of your policy or the discussion under "Surrender Charges" below for more information.

Valuation Date -- each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period -- the period between two successive valuation dates that begins at 4:00 p.m. Eastern Time on one valuation date and ends at 4:00 p.m. Eastern Time on the next valuation date.

VAR -- Ohio National Variable Account R.

FORM 5741

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. Following the summary, the prospectus discusses the benefits and risks in more detail.

POLICY BENEFITS

Death Benefit -- You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the policy. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death of the second insured.

Death Benefit Guarantee -- The policy includes a death benefit guarantee. Under this provision, we guarantee that the death benefit during the death benefit guarantee period will not be less than the stated amount, provided you pay the minimum premium. Accordingly, adverse portfolio investment performance will not cause the policy to lapse as long as the death benefit guarantee is in effect.

Loans -- After the first policy year, you may borrow against the loan value of your policy. The loan value is 90% of your cash surrender value, minus the cost of insurance for the rest of the current policy year. Loan interest is payable in advance at a rate of 5.0%. This amount is equal to an annual rate of 5.26% if we paid the interest at the end of the year. Any outstanding policy indebtedness will be deducted from proceeds payable at the second insured's death or upon maturity or surrender of the policy.

We will withdraw loan amounts and any unpaid interest thereon pro rata from the variable subaccounts and the General Account. Accumulation value in each subaccount equal to the policy indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4%.

Surrender Privileges -- At any time you may surrender your policy in full and receive the proceeds. Your policy also gives you a partial surrender right. At any time after the first policy anniversary from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your policy's death benefit and may be subject to a surrender charge.

Free Look/Right to Return the Policy -- Following the initial purchase of your policy or following any subsequent increase in the stated amount of your policy, you are entitled to a free look period. During the free look period, you may cancel the policy or increase, as applicable, and we will refund all the money you have paid or the policy's current value, depending on your state's laws. The free look period expires 20 days from your receipt of the policy or increase, although the free look period may be longer in some states.

Variable Investment Choices -- Your policy permits you to allocate net premiums to up to 10 of the variable portfolios previously listed in this prospectus. The portfolios are mutual funds registered under the Investment Company Act of 1940. Although you allocate your premiums to the portfolios, you do not own the shares of the portfolios. Portfolio shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to tax-qualified retirement plans.

For additional information concerning the Funds, including their investment objectives and associated charges and expenses, see the Fund prospectuses, which should accompany this prospectus. Read them carefully before investing. The Fund prospectuses may contain information about other funds that are not available as investment options for your policy. You cannot be sure that any Fund will achieve its stated objectives and policies.

General Account -- You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of VAR. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we

FORM 5741
guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account.

Flexibility/Allocation of Premiums -- You may allocate your net premiums among up to 10 of the variable subaccounts and to the General Account in any combination of whole percentages. You indicate your initial allocation in the policy application. Thereafter, you may transfer accumulation values and reallocate future premiums.

Transfers -- We allow transfers of accumulation values among the subaccounts of VAR and to the General Account at any time. Transfers from the General Account to the subaccounts of VAR are subject to certain restrictions and allocation of substantial sums to the General Account reduces the flexibility of the policy.

Tax Benefits -- All death benefits paid under the policy will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the policy qualifies as a "life insurance policy", any increases in accumulation value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance.

POLICY RISKS

Investment Performance -- If you allocate your net premium to the subaccounts that invest in the portfolios, you will be subject to the risk that the investment performance will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the accumulation value will decrease. You are also subject to the risk that the portfolio you select will have less favorable performance than other portfolios. You may have to pay additional premiums to keep the policy in force. It is possible to lose money by purchasing this policy.

Termination or Lapse -- If the accumulation value in your policy is not enough to pay the monthly charges associated with your policy, your policy will enter a 61 day grace period. We will notify you during the grace period that your policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient premium payment. The premium payment necessary to keep a policy from lapsing at the end of the grace period may be substantially more than your planned premium. A lapsed policy may be reinstated, subject to certain restrictions.

Liquidity Risk -- Access to the value in your policy through loans, or surrenders is subject to certain restrictions. Due to the deduction of policy fees and expenses, and due to the charge imposed on surrenders, not all of your policy value is immediately available. In addition, amounts allocated to the General Account are subject to restrictions on the amount that may be transferred to the subaccounts.

Because of the limited liquidity and the substantial nature of the surrender charge in the early years of your policy (and following any increase in stated amount), the policy is not a suitable short-term investment.

Impact of Loans -- A policy loan, whether or not repaid, will affect the accumulation value over time because we subtract the amount of the policy loan from the subaccounts and or the General Account as collateral, and this loan collateral does not participate in the investment performance of the subaccounts or receive any higher interest rate credited to the General Account.

We reduce the amount we pay to the beneficiary upon the insured's death by any outstanding policy debt. Your policy may lapse (terminate without value) if policy debt plus any unearned loan interest reduces your net surrender value to zero.

If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

FORM 5741

Adverse Tax Consequences -- Under certain circumstances (usually if your premium payments in the first seven policy years or less exceed specified limits established by the Internal Revenue Service), your policy may become a "modified endowment contract" (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1/2 may be subject to a 10% penalty tax. In addition, currently favorable tax laws may change.

Regarding Preferred Loans, it is possible that the Internal Revenue Service could deem Preferred Loans as distributions from the policy, thereby subjecting the loan amount to possible tax and penalties.

Termination of the Death Benefit Guarantee -- Your policy makes available a death benefit guarantee period during which the policy will not lapse despite negative investment performance, provided you pay the minimum premium. Even if you have a death benefit guarantee, you must monitor the investment performance of the policy as you near the end of your death benefit guarantee period. It is possible for your policy to technically be in lapse, but be maintained by the death benefit guarantee. If this is the case, at the end of the death benefit guarantee period, your policy will lapse, subject to the 61 day grace period, during which time it will be necessary to make additional premium payments to maintain the policy. See the additional risks listed above for the impact of a lapsed policy.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in the respective portfolio's prospectus. Please refer to each portfolio's prospectus and read it carefully for more information before investing. Copies of each Portfolios prospectus can be obtained by contacting Ohio National at 1-800-366-6654 or by writing Ohio National at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and available on their website located at www.sec.gov. There is no assurance that any of the portfolios will achieve its stated investment objective.

FORM 5741

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy or transfer the cash value between investment options.

TRANSACTION FEES

               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
Premium Expense Charge (Distribution   Deducted from Premiums upon receipt    4.0% of premiums. 4.5% of premiums
Charge)                                for the first 20 years.                for Pennsylvania policies.
-------------------------------------------------------------------------------------------------------------------
State Premium Taxes                    Deducted from Premiums upon receipt.   Variable depending on state of policy
                                                                              issue. Between 0% and 4%.
-------------------------------------------------------------------------------------------------------------------
Surrender Fees                         Deducted from the Accumulation Value   Maximum Surrender Charge $60.00 per
                                       during the first 25 policy years, in   $1000 of stated amount if surrendered
                                       the event of a full surrender,         in the first year of the Policy.
                                       partial surrender and decreases in     Maximum surrender charge is generated
                                       stated amount. The charge also         by various combinations of ages and
                                       applies for 25 years following an      classes of insureds.
                                       increase in the stated amount, but     Minimum Surrender Charge
                                       only for the amount of the increase.   $13.79 per $1000 of stated amount.
                                                                              Minimum surrender charge is for two
                                                                              18 year old, female, nonsmokers if
                                                                              surrendered in the first year of the
                                                                              Policy.
-------------------------------------------------------------------------------------------------------------------
Surrender Charge for a 65 year old     Upon the surrender of the policy in    $2,379.00
male, non-tobacco user, in the         the first year.(1)
standard risk class, and a 65 year
old female, non-tobacco user, in the
standard risk class, with death
benefit option A and $500,000 face
amount.(1)
-------------------------------------------------------------------------------------------------------------------
Transfer Fees                          Upon the transfer of values from one   Maximum charge per transfer is $15.00
                                       portfolio to another or to the         Currently $3.00 per transfer, with
                                       General Account or from the General    the first 4 transfers during any
                                       account to a variable portfolio.       given policy year free.
-------------------------------------------------------------------------------------------------------------------
Illustration Charge                    Upon your request for a Policy         $100
                                       illustration after issue
-------------------------------------------------------------------------------------------------------------------
Reinstatement Fee                      Upon reinstatement of policy within 5  Monthly cost of insurance from the
                                       years                                  grace period, plus 2 months policy
                                                                              charges.
-------------------------------------------------------------------------------------------------------------------
Administrative Fees                    Upon partial surrender                 the lesser of $25 and 2% of the
                                                                              amount surrendered.
-------------------------------------------------------------------------------------------------------------------

(1) These characteristics describe representative purchasers. Please note that the charges will vary based upon your ages, genders and risk classes. Surrender charges specific to your policy can be obtained by calling Ohio National at 1-800-366-6654.

FORM 5741

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
Cost of Insurance                      Deducted monthly from the              Determined by age, gender and rate
                                       accumulation value in proportion to    class with the maximums not exceeding
                                       allocations to the portfolios and the  charges posted in the 1980
                                       General Account.                       Commissioner's Standard Ordinary
                                                                              Mortality tables. *
-------------------------------------------------------------------------------------------------------------------
Minimum and Maximum                                                           Minimum $.00008 per $1000 of stated
The minimum cost of insurance charge                                          amount for both insureds.
is for two females, age 18 super                                              Maximum $83.33 per $1000 of stated
preferred nonsmokers. The maximum                                             amount for both insureds.
cost of insurance charge if for two
males, age 99 smokers.
-------------------------------------------------------------------------------------------------------------------
Charge for a 65 year old male, non-                                           $5,750.00
tobacco user, in the standard risk
class and a 65 year old female,
non-tobacco user in the standard risk
class, with death benefit option A
and a $500,000 stated amount in the
first policy year.(1)
-------------------------------------------------------------------------------------------------------------------
Maintenance Fee                        Deducted monthly from the              $10.00 per month.
                                       Accumulation Value in proportion to
                                       allocations to the Portfolios and the
                                       General Account.
-------------------------------------------------------------------------------------------------------------------
Unit Load                              Deducted monthly from the              Charge is based on the issue age of
                                       Accumulation Value.                    the younger insured and is
                                                                                  Age                         Amount
                                                                                  18-35                        $0.033
                                                                                  36-74                        $0.035
                                                                                  75 and up              $0.050
-------------------------------------------------------------------------------------------------------------------
Risk Charge                            Deducted daily from the assets in the  A charge equal to an annual rate of
                                       portfolios in proportion to            0.75% of the accumulation value in
                                       allocations to the portfolios.         the portfolios but not in the General
                                                                              Account.
-------------------------------------------------------------------------------------------------------------------
Death Benefit Guarantee Option         Deducted monthly from the              $0.03 per $1000 of Stated amount for
                                       accumulation value in proportion to    the guarantee to maturity.
                                       the allocations to the Portfolios and
                                       the General Account.
-------------------------------------------------------------------------------------------------------------------

* The tables are adopted by various Departments of Insurance to determine amounts necessary to calculate cash values and Policy reserves.

(1) These characteristics describe representative purchases. Please note that the charges will vary based upon your ages, genders and risk classes. Surrender charges specific to your policy can be obtained by calling Ohio National at 1-800-366-6654.

The next table describes the portfolio fees and expenses that you will pay periodically during the time you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

FORM 5741

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                                           MINIMUM                                MAXIMUM
                                                           -------                                -------
Management Fees                                             0.28%                                  1.00%
------------------------------------------------------------------------------------------------------------------------
Distribution or Service (12b-1) Fees                        NONE                                   NONE
------------------------------------------------------------------------------------------------------------------------
Other Expenses                                              0.17%                                  2.92%
------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                   0.45%                                  3.92%
------------------------------------------------------------------------------------------------------------------------

The table above shows the maximum and minimum fees charged for all the portfolios. The table below shows the fees and expenses deducted for each portfolio, including the effect of voluntary waivers and reimbursements.

RIDER EXPENSES

The following chart shows the available optional insurance riders to your Policy. For more information regarding the riders, please consult your agent or your Policy.

RIDER DESCRIPTION                                  WHEN DEDUCTED                             CHARGE
-----------------                                  -------------                             ------
Joint Term Life Rider -- Provides for  Monthly                                Maximum charge is $83.33 per $1,000
  the purchase of additional                                                  of stated amount. (1)
  second-to-die term insurance as
  part of your Policy
and                                                                           Minimum charge is $0.06 per $1,000 of
                                                                              stated amount. (2)
Double Coverage Rider -- Provides for
  payment of double the death benefit
  if both the insureds die within the
  first four policy years
Representative customer is a male,                                            Charge for a Representative purchaser
  age 45, non-smoker class                                                    is $0.24 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------
Single Term Life Rider -- Allows you   Monthly                                Maximum Charge is $83.33 per $1,000
  to purchase additional term life                                            of stated amount. (3)
  insurance on one of the insureds
                                                                              Minimum charge is $0.05 per $1,000 of
                                                                              stated amount. (4)
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 65, non-tobacco user in the                                             is $0.76 per $1,000 of stated amount.
  standard class purchasing a
  $100,000 term policy
-------------------------------------------------------------------------------------------------------------------
Family Split Option Rider -- Enables   Monthly                                Charge is $0.005 per $1,000 of stated
  you to divide the policy into two                                           amount.
  individual policies in the event of
  divorce or tax law changes
-------------------------------------------------------------------------------------------------------------------
Business Split Option                  Monthly                                No Charge
  Rider -- Enables you to divide the
  policy into two individual policies
  in the event of tax law changes
-------------------------------------------------------------------------------------------------------------------
Continuation of Coverage Rider --      Monthly                                Maximum charge is $0.90 per $1,000 of
  Provides for payment of full death                                          stated amount. (5)
  benefit past maturity date
                                                                              Minimum charge is $0.009 per $1,000
                                                                              of stated amount. (6)
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 65, non-smoker                                                          is $0.15 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------

FORM 5741

RIDER DESCRIPTION                                  WHEN DEDUCTED                             CHARGE
-----------------                                  -------------                             ------
Accidental Death Benefit -- Provides   Monthly                                Maximum charge is $0.29 per $1,000 of
  additional death benefit if                                                 stated amount. (7)
  insured's sole cause of death is
  accident
                                                                              Minimum charge is $0.05 per $1,000 of
                                                                              stated amount. (8)
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 45, non-smoker class.                                                   is $.077 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------
Lifetime Advantage -- Allows for up                                           No Charge, although any outstanding
  to one half of the death benefit                                            Policy loans are repaid pro rata to
  (up to $250,000) to be paid in                                              the amount advanced compared to the
  advance of the death of the insured                                         death benefit
  in the event of terminal illness
-------------------------------------------------------------------------------------------------------------------
Guaranteed Purchase Option Provides    Monthly                                Maximum Charge is $0.19 per $1,000 of
  the right to purchase chosen amount                                         stated amount. (9)
  of insurance coverage at certain
  dates without evidence of
  insurability
                                                                              Minimum charge is $0.00 per $1,000 of
                                                                              stated amount. (10)
The representative purchaser is a 25                                          Charge for a Representative purchaser
  year old                                                                    is $0.10 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------
Waiver of Premium for Total            Monthly                                Maximum Charge is $0.10 per $1.00 of
  Disability -- Credits a stipulated                                          stipulated premium. (11)
  premium to the policy if the
  designated insured becomes totally
  disabled
                                                                              Minimum charge is $0.01 per $1.00 of
                                                                              stipulated premium. (12)
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 45, non-smoker                                                          is $0.02 per $1.00 of stipulated
                                                                              premium.
-------------------------------------------------------------------------------------------------------------------
Waiver of Premium at First Death -     Monthly                                Maximum Charge is $2.12 per $1.00 of
  Credits a stipulated premium to the                                         stipulated premium. (13)
  policy upon the death of the first
  insured to die
                                                                              Minimum charge is $0.001 per $1.00 of
                                                                              stipulated premium. (14)
Representative purchasers are a male,                                         Charge for Representative purchasers
  age 65, non-smoker and a female,                                            is $0.04 per $1.00 of stipulated
  age 65, non-smoker                                                          premium.
-------------------------------------------------------------------------------------------------------------------

 (1) Maximum charge is for a male, age 80, attained age 99, smoker class.

 (2) Minimum charge is for a female, age 18, preferred non-smoker class.

 (3) Maximum charge is for a male, age 99, smoker class.

 (4) Minimum charge is for a female, age 0, standard class.

 (5) Maximum charge is for a female, age 80, preferred non-smoker.

 (6) Minimum charge is for a male, age 18, smoker class.

 (7) Maximum charge is for a male, age 69, Table D rated class.

 (8) Minimum charge is for a female, age 0.

 (9) Maximum charge is for a 39 year old insured.

(10) Minimum charge is for a 0 year old insured.

(11) Maximum charge is for a male, age 59, smoker, Table D rated.

FORM 5741

(12) Minimum charge is for a female, age 18, non-smoker.

(13) Maximum charge is for two males, both age 70, smokers, Table D rated.

(14) Minimum charge is for two females, both age 18, super-preferred non-smokers.

FORM 5741

                   GENERAL DESCRIPTION OF OHIO NATIONAL LIFE

  OHIO NATIONAL LIFE ASSURANCE CORPORATION

We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain insurance policies that do not share in our investment performance. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico. Our address is One Financial Way, Cincinnati, Ohio 45242. We are obligated to pay amounts promised to our Policyholders, however, amounts in the separate account are subject to market risk.

THE OHIO NATIONAL LIFE INSURANCE COMPANY ("OHIO NATIONAL LIFE")

Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. a holding company. It writes life insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $11.2 billion and equity in excess of $900 million. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.

OHIO NATIONAL VARIABLE ACCOUNT R ("VAR")

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law, VAR's assets are held exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAR's assets are not chargeable with liabilities arising out of our other business.

We keep VAR's assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR's subaccounts.

VAR has subaccounts corresponding to each of the Funds listed in this prospectus. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

                                 THE PORTFOLIOS

The operations of each portfolio, its investment adviser and its investment objectives and policies are described in the fund prospectus which should accompany this product prospectus. Net premiums under the policy may be allocated to the subaccounts of VAR which invest exclusively in portfolio shares. Accordingly, the accumulation values you allocate to the subaccounts will vary with the investment performance of the portfolios.

The value of each Fund's investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, performance and charges, see the fund prospectuses. Copies of the fund prospectuses can be obtained from your agent or representative or by contacting us at 1-800-366-6654 or by writing us at Ohio National, One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the internet at www.sec.gov. Read the prospectuses carefully before investing.

FORM 5741

Listed below are all of the portfolios available in your policy, its adviser and subadviser (if applicable) and investment objective:

   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
OHIO NATIONAL FUND
Equity Portfolio                  (Legg Mason Funds Management,     Long Term Growth Of Capital
                                  Inc.)
Money Market Portfolio            Ohio National Investments,        Preservation Of Capital
                                  Inc.
Bond Portfolio                    Ohio National Investments,        High Level Of Income And
                                  Inc.                              Preservation Of Capital
Omni Portfolio                    (Suffolk Capital Management,      Long Term Total Return And
                                  LLC)                              Preservation Of Capital
International Portfolio           (Federated Global Investment      Total Return
                                  Management Corp.)
International Small Company       (Federated Global Investment      Long Term Growth Of Capital
Portfolio                         Management Corp.)
Capital Appreciation Portfolio    (Jennison Associates, LLC)        Long-Term Growth Of Capital
Discovery Portfolio               (Founders Asset Management        Maximum Capital Growth
                                  LLC)
Aggressive Growth Portfolio       (Janus Capital Corporation)       Long-Term Capital Growth
Small Cap Growth Portfolio        (UBS Global Asset Management      Long-Term Capital Appreciation
                                  (New York) Inc.)
Mid Cap Opportunity Portfolio     (RS Investment Management,        Long-Term Total Return
                                  L.P.)
Capital Growth Portfolio          (Eagle Asset Management, Inc.)    Capital Appreciation
S&P 500 Index Portfolio           Ohio National Investments,        Total Return Approximating The
                                  Inc.                              Standard & Poor's 500 Index
High Income Bond Portfolio        (Federated Investment             High Current Income
                                  Counseling)
Blue Chip Portfolio               (Federated Investment             Growth Of Capital And Income
                                  Counseling)
Nasdaq-100(R) Index Portfolio     Ohio National Investments,        Long Term Growth Of Capital
                                  Inc.
Bristol Portfolio                 (Suffolk Capital Management,      Long-Term Growth Of Capital
                                  LLC)
Bryton Growth Portfolio           (Suffolk Capital Management,      Long-Term Growth Of Capital
                                  LLC)

CALVERT VARIABLE SERIES, INC.
Social Equity Portfolio           Calvert Asset Management, Inc.    Growth of Capital

DREYFUS VARIABLE INVESTMENT
FUND (SERVICE SHARES)
Appreciation Portfolio            (Fayez Sarofirm & Co.)            Long Term Capital Growth
                                                                    consistent with capital
                                                                    preservation

FIDELITY(R) VARIABLE INSURANCE
PRODUCTS FUND/SERVICE CLASS 2
VIP Contrafund(R) Portfolio       Fidelity Management & Research    Long Term Capital Appreciation
                                  Company
VIP Mid Cap Portfolio             Fidelity Management & Research    Long Term Growth Of Capital
                                  Company
VIP Growth Portfolio              Fidelity Management & Research    Capital Appreciation
                                  Company
VIP Equity-Income Portfolio       Fidelity Management & Research    Reasonable Income
                                  Company

FORM 5741

   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
GOLDMAN SACHS VARIABLE
INSURANCE TRUST
Goldman Sachs Growth and          Goldman Sachs Asset Management    Long Term Growth Of Capital
Income Fund                       L. P.                             And Growth Of Income
Goldman Sachs CORE(SM) U.S.       Goldman Sachs Asset Management    Long-Term Growth Of Capital
Equity Fund                       L. P.                             And Dividend Income
Goldman Sachs Capital Growth      Goldman Sachs Asset Management    Long-Term Growth Of Capital
Fund                              L. P.
J.P. MORGAN SERIES TRUST II
JPMorgan Mid Cap Value            Robert Fleming, Inc.              Growth From Capital
Portfolio                                                           Appreciation
JPMorgan Small Company            J.P. Morgan Investment            High Total Return
Portfolio                         Management, Inc.
JANUS ASPEN SERIES (SERIES
SHARES)
International Growth Portfolio    Janus Capital Management LLC      Long-Term Growth Of Capital
Growth Portfolio                  Janus Capital Management LLC      Long-Term Growth Of Capital In
                                                                    A Manner Consistent With
                                                                    Preservation Of Capital
Worldwide Growth Portfolio        Janus Capital Management LLC      Long Term Growth Of Capital In
                                                                    A Manner Consistent With The
                                                                    Preservation Of Capital
Balanced Portfolio                Janus Capital Management LLC      Long-Term Growth Of Capital In
                                                                    A Manner Consistent With The
                                                                    Preservation Of Capital
LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Small Cap       Lazard Asset Management LLC       Long Term Capital Appreciation
Portfolio
Lazard Retirement Emerging        Lazard Asset Management LLC       Long Term Capital Appreciation
Markets Portfolio

MFS(R) VARIABLE INSURANCE
TRUST(SM) (Service Class)
MFS New Discovery Series          Massachusetts Financial           Capital Appreciation
                                  Services Company
MFS Investors Growth Stock        Massachusetts Financial           Long Term Growth Of Capital
Series                            Services Company                  and Future Income
MFS Mid Cap Growth Series         Massachusetts Financial           Long Term Growth Of Capital
                                  Services Company
MFS Total Return Series           Massachusetts Financial           Above Average Income
                                  Services Company                  Consistent With The Prudent
                                                                    Employment Of Capital And
                                                                    Secondarily To Provide A
                                                                    Reasonable Opportunity For
                                                                    Growth Of Capital And Income.
PBHG INSURANCE SERIES FUND
PBHG Technology &                 Pilgrim Baxter & Associates,      Long Term Growth Of Capital
Communications Portfolio          Ltd.

FORM 5741

   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
PIMCO VARIABLE INSURANCE TRUST
(ADMINISTRATIVE SHARES)
Real Return Portfolio             Pacific Investment Management     Maximum real return
                                  Company LLC
Total Return Portfolio            Pacific Investment Management     Maximum total return
                                  Company LLC
Global Bond Portfolio             Pacific Investment Management     Maximum current income
                                  Company LLC
THE PRUDENTIAL SERIES FUND,
INC.
Jennison Portfolio                Jennison Associates LLC           Long Term Growth Of Capital
Jennison 20/20 Focus Portfolio    Jennison Associates LLC           Long Term Growth Of Capital
ROYCE CAPITAL FUND
Royce Small-Cap Portfolio         Royce & Associates, L.L.C.        Long Term Growth Of Capital
Royce Micro-Cap Portfolio         Royce & Associates, L.L.C.        Long Term Growth Of Capital

STRONG VARIABLE INSURANCE
FUNDS, INC.
Strong Mid Cap Growth Fund II     Strong Capital Management,        Capital Growth
                                  Inc.
Strong Opportunity Fund II        Strong Capital Management,        Capital Growth
                                  Inc.

UBS SERIES TRUST
Tactical Allocation Portfolio     UBS Global Asset Management       Total Return, Consisting Of
                                  (U.S.) Inc.                       Long Term Capital Appreciation
                                                                    And Current Income.
VAN KAMPEN UNIVERSAL
INSTITUTIONAL FUNDS (CLASS II)
U.S. Real Estate Portfolio        Van Kampen                        Current income and long term
                                                                    capital preservation
Core Plus Fixed Income            Van Kampen                        Current income and
Portfolio                                                           preservation of capital

                              THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and not subject to the Securities and Exchange Commission's regulatory oversight.

GENERAL DESCRIPTION

The General Account consists of all assets we own other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of the variable account. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the General Account and make no transfers, partial surrenders, or policy loans, the minimum amount and duration of your death benefit

FORM 5741
will be determinable and guaranteed. Transfers from the General Account to VAR are partially restricted and allocation of substantial sums to the General Account reduces the flexibility of the policy.

ACCUMULATION VALUE

The accumulation value in the General Account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the General Account, minus a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the accumulation value in the General Account will not be less than the amount of the net premiums allocated or accumulation value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the General Account in connection with partial surrenders and loans and interest thereon or transfers to VAR or the loan collateral account.

We guarantee that interest credited to your accumulation value in the general account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The policyholder assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The accumulation value in the General Account will be calculated on each valuation date.

VOTING RIGHTS

We will vote the Fund shares held in the various subaccounts of VAR at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your policy's accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to policies as to which no instructions are received, and any Fund shares held by VAR which are not attributable to policies, in proportion to the voting instructions which are received with respect to policies participating in VAR. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory policy of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a policyholder in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAR or would result in the purchase of securities for VAR which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

FORM 5741

                                    CHARGES

We make charges against or deductions from premium payments, accumulation values and policy surrenders in the manner described below.

PREMIUM EXPENSE CHARGE

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to your current premium allocation choices. The premium expense charge has two components:

Distribution Charge. The policy is subject to a charge of 4.0% (4.5% for Pennsylvania Policies) of premiums paid in the first 20 years. This charge is intended to help defray the costs attributable to this policy including distribution, printing and advertising.

State Premium Tax. Your premium payments will be subject to the state premium tax and any other state or local taxes applicable to your policy. Currently, most state premium taxes range from 0% to 4%.

MONTHLY DEDUCTION

As of the policy date and each subsequent process day, we will deduct from the accumulation value of your policy and in proportion to the values in your various subaccounts and the General Account, a monthly deduction to cover certain charges and expenses incurred in connection with the policy.

The monthly deduction consists of:

     - the cost of insurance,

     - a maintenance fee of $10 for the cost of establishing and maintaining policy records and processing applications and notices,

     - a risk charge for the risk associated with the death benefit guarantee ($0.00 or $0.03 per thousand of stated amount depending on the period you choose), and

     - the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sexes, attained ages, and rate classes. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

 (i) is the cost of insurance rate as described in the policy. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary, Male or Female, Smoker or Nonsmoker, age near birthday mortality table. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;

 (ii) is the death benefit at the beginning of the policy month divided by 1.0032737(the monthly equivalent of the guaranteed rate in the General Account); and

(iii) is accumulation value at the beginning of the policy month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

FORM 5741

The monthly charge per $1,000 of stated amount is based on the age of the younger insured. It is:

ISSUE AGE OF THE   LOAD PER $1,000 OF
 YOUNGER INSURED     STATED AMOUNT
-----------------  ------------------
      18-35              $0.033
      36-74              $0.035
       75+               $0.050

Not all of the value of your premium payments are allocated to your accumulation value. In addition to the deduction of charges, investment performance will impact the amount you pay for certain charges. Not paying premiums may result in reduced accumulation value, thereby affecting the charges assessed to your Policy.

RISK CHARGE

Your accumulation value in VAR, but not your accumulation value in the General Account, will also be subject to a risk charge, deducted in proportion to the values in your various subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the policy. Such charge will be assessed daily at an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.

SURRENDER CHARGE

After the free look period and during the first 25 years of your policy and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders. Surrender charges vary depending on your ages, sexes, underwriting classifications and the length of time you have held your policy. See the Specifications pages of your policy for more detailed information.

If you surrender your policy in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value. If you decrease the stated amount of your policy while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

Partial surrenders in any policy year totaling 10% or less of the cash surrender value of your policy as of the end of the previous policy year are not subject to any surrender charge. Partial surrenders in any policy year in excess of 10% of the cash surrender value of your policy as of the end of the previous policy year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.

For example, assume a policy which now has, and at the end of the previous policy year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the policy is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total surrender charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew.

SERVICE CHARGES

A charge (currently $3 and guaranteed not to exceed $15) will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the General Account. Currently, the Company is not assessing this charge on the first four transfers made in any policy year. For partial surrenders, an administrative fee will be charged equal to the lesser of $25 or 2% of the amount surrendered. A fee, not to exceed $100, is charged for any illustration of benefits and values that you may request after the issue date.

FORM 5741

OTHER CHARGES

We may also charge the assets of each portfolio and the General Account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Funds pay certain fees and expenses from Fund assets. These fees and expenses are reflected in your unit values. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid. The charges are detailed in the Funds' prospectus.

                       GENERAL DESCRIPTION OF THE POLICY

OWNERSHIP RIGHTS

The Policy belongs to the persons named in the application, unless later changed. The Policyholders are the insureds unless the application specifies different people as the insureds or the Policyholders are changed thereafter. While the insureds are living, the Policyholders may exercise all of the rights and options granted in the Policy, with the consent of any irrevocable beneficiary and subject to the terms of any assignment of the Policy. Your principal rights as Policyholders are as follows:

     - to appoint or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

     - to change the Policyholder of this Policy; and

     - to change the face amount of this Policy.

No appointment or change in appointment of a Policyholder will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

ALLOCATION OF PREMIUMS

In the contract application, you may direct the allocation of your net premium payments among up to 10 of the subaccounts of VAR and the General Account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the Money Market subaccount. If you fail to indicate an allocation in your contract application, we will leave your net premiums in the Money Market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the General Account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the General Account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

TRANSFERS

You may transfer the accumulation value of your contract among the subaccounts of VAR and to the General Account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a service charge of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a contract year. Such fee is guaranteed not to exceed $15 in the future.

FORM 5741

Transfers from the General Account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the General Account as of the end of the previous contract year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any contract year.

To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio's securities on short notice could be detrimental to that portfolio and to policyholders with values allocated to the corresponding subaccount. To protect the interests of all policyholders we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day's total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.

If and when transfers must be so limited, some transfer requests will not be made. In determining which requests will be made, scheduled transfers will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. If your transfer requests are not made, we will notify you first by telephone, then in writing if we are unable to contact you by telephone. Current rules of the Commission preclude us from processing at a later date those requests that were not made. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not made because of these limitations.

CONVERSION

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit last survivor flexible premium policy by transferring all of your accumulation value to the General Account. After such a transfer, values and death benefits under your policy will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our Home Office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your policy. Transfers of accumulation value to the General Account in connection with such a conversion will be made without charge.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     - to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency) to which we are subject;

     - to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or other Federal or state laws relating to variable life policies;

     - to reflect a change in the operation of the Variable Account; or

     - to provide additional subaccount and/or Guaranteed Account options.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.

FORM 5741

FREE LOOK PERIOD

You have the right to examine and cancel your Policy by returning the Policy to us (or to the agent who sold it) on or before 20 days after you receive the Policy. There may be longer periods in some jurisdictions. See the "Free Look" provision of your Policy. If you decide to cancel the Policy during the Free look period, we will treat the Policy as if we never issued it. We will refund monies owed within 7 days after we receive the returned Policy at our Home Office. Because initial premium payments are held in the Money Market Portfolio during the first month, there is generally little or no market fluctuation. However, if there is a free look after the first policy month, whether you receive the market value or premiums paid depend upon your states laws. Those states requiring return of cash value subject policyholders to the market risk.

If you live in a state that requires us to return a full refund of premium, we will refund the greater of:

     - your entire payment; or

     - the Policy Value plus deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed.)

If you live in a state that requires us to return Policy Value, we will refund:

        - your Policy Value as of the date we receive the returned Policy, plus

        - any deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed).

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

FREE LOOK FOR INCREASES IN FACE AMOUNT

Similarly, after an increase in face amount, we will mail or deliver to you a free look notice for the increase. You will have the right to cancel the increase on or before 20 days after you receive the notice. If you cancel the increase, you will receive a credit to your Policy Value of the charges deducted for the increase.

STATE VARIATIONS

Any state variations in the Policy are described in a special policy form for use in that state. This prospectus provides a general description of the Policy. Your actual Policy and any endorsements and riders are the controlling documents. If you would like to receive a copy of your Policy and any of its endorsements and riders, contact our Home Office.

WITHHOLDING PAYMENT AFTER PREMIUM PAYMENT

We may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

OTHER POLICIES

We offer other variable life insurance policies that may invest in the same portfolios of the Funds. We also offer a full line of traditional life insurance and fixed and variable annuity contracts through our affiliated company, The Ohio National Life Insurance Company. For more information about these policies or contracts, please contact us or your agent.

FORM 5741

                                    PREMIUMS

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us through one of our licensed agents who is also a registered representative of a registered broker-dealer who has a selling arrangement with Ohio National Equities, Inc. ("ONEQ").

The minimum initial amount of insurance coverage (or face amount) is $100,000. The Policy will generally not be issued when both of the insureds are over 80. We may issue the policy when one insured is over 80, but not over 85.

An initial premium is required to purchase a policy. The initial premium is allocated to the Money Market Portfolio for the (policy month). In addition, you must pay a minimum premium to keep the death benefit guarantee in effect during the death benefit guarantee period. The death benefit guarantee is discussed in more detail in this prospectus. You must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the policy specification page multiplied by the number of policy months the policy has been in effect. If you fail to meet this requirement, the death benefit guarantee is no longer in effect and may generally not be reinstated. The monthly minimum premium indicated on the specification page of your policy will remain a level amount until you reach the end of the death benefit guarantee period shown on the specification page. The cost of the guarantee will increase with any increase in the stated amount. You choose this period from among the available periods. Currently there are 2 different periods available: 5 years; or to maturity. Not all options are available in all states.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the policy, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing of premium payments is left to your discretion.

To aid you in formulating your insurance plan under the policy, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. You do not have to follow the planned premium, as it is only a planning device. Paying the planned premium does not guarantee that the policy will not lapse, unless the policy is within the guaranteed death benefit period.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy, while leaving sufficient Policy Value in the Policy to pay the monthly charges and deductions. You may be required to pay additional premiums to keep the Policy from lapsing. Anyone considering using the Policy as a source of tax-free income by taking out policy loans should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in such a strategy.

LAPSE

Provided you pay the minimum premiums required to maintain the death benefit guarantee, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premiums, the death benefit guarantee expires. Without the death benefit guarantee, the policy will remain in force only as long as the cash surrender value, less any outstanding policy indebtedness, is sufficient to pay the next monthly deduction. When the cash surrender value will not pay the next monthly deduction, you will have a 61 day grace period in which to increase your cash surrender value by paying additional premiums. We will notify you in writing that your

FORM 5741

Policy has entered the 61 day grace period. If you do not pay sufficient additional premiums during the grace period, the policy will lapse and terminate without value.

REINSTATEMENT

Once a policy has lapsed, you may request reinstatement of the policy any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement premium are required for reinstatement. While we may reinstate your policy, we generally will not reinstate the death benefit guarantee. The cost of insurance will generally be higher for a reinstated policy.

REPLACING EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only if you determine that this Policy is better for you. You may have to pay a surrender charge on your existing insurance, and this Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If, for example, you surrender your existing policy for cash and then buy the Policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

APPLYING FOR A POLICY

After receiving a completed application from a prospective Policyholder, we will begin the underwriting process to decide the insurability of the proposed insureds. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We may require medical examinations and other information before deciding insurability. We will issue a Policy only after underwriting has been completed. We reserve the right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.

If a prospective Policyholder makes an initial payment of at least one minimum monthly payment, we will provide temporary insurance during underwriting. The temporary insurance will be the insurance applied for, up to a maximum of $1,000,000, depending on the age and underwriting class of the proposed insured. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. If death is by suicide during this coverage, we will return only the premium paid.

If you have made premium payments before we issue the Policy, but no temporary insurance is in effect because of the 90 day limit discussed above, we will allocate those premium payments to a non-interest bearing account. If the Policy is not issued and accepted, we will return premium payments to you without interest.

WHEN INSURANCE COVERAGE TAKES EFFECT

We will issue the Policy only if the underwriting process has been completed, the application has been approved, and the proposed insureds are alive and in the same condition of health as described in the application. Full insurance coverage under the Policy will take effect when the Policy has been issued and only if the minimum initial premium also has been paid. This is the Policy date that we use to measure monthly processing dates, Policy Years and Policy Anniversaries. We begin to deduct monthly charges from your Policy Value on the Policy date.

FORM 5741

ACCUMULATION UNIT VALUES

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your policy with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each subaccount's units initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

DETERMINATION OF VARIABLE ACCUMULATION VALUES

Your accumulation value in VAR may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in VAR.

The accumulation value of your policy will be calculated initially on the later of the issue date or when we first receive a premium payment. After that, it is calculated on each valuation date. Valuation dates are typically days when the New York Stock Exchange is open for unrestricted trading. On the initial valuation date, your accumulation value will equal the initial premium paid minus the premium expense charge and the first monthly deduction. On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in (2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

     (1) is the sum of each subaccount's accumulation value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;

     (2) is net premiums allocated to VAR;

     (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the General Account;

     (4) is interest on policy indebtedness credited to the variable subaccounts;

     (5) is transfers to the loan collateral account in connection with policy loans and reallocations of accumulation value to the General Account;

     (6) is any partial surrender made (and any surrender charge imposed); and

     (7) is the monthly deduction.

NET INVESTMENT FACTOR

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a) divided by (b) minus (c) where:

     (a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by

FORM 5741
         us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

     (b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

     (c) is a charge no greater than 0.75% on an annual basis for mortality and expense risks. This amount may be reduced, depending on your policy's cash value.

                        DEATH BENEFITS AND POLICY VALUES

As long as the policy remains in force we will, upon receipt of due proof of the second insured's death, pay the policy proceeds to the beneficiary. The policy pays no benefit upon the death of the first insured. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date.

Unless a settlement option is elected, the proceeds will be paid according to your beneficiary's selection from the settlement options listed in the policy. We offer both beneficiaries and policyholders a wide variety of settlement options listed in the policy. If no selection is made, the proceeds will be paid in a lump sum.

SETTLEMENT OPTIONS

In addition to a lump sum payment of benefits under the policy, any proceeds may be paid in any of the five methods described in your policy. The five settlement options are (i) Proceeds at interest (ii) Payment for a period of time (iii) Life Income (iv) Payment of Certain amount or (v) Joint and Survivor life income. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our Home Office. Any amount left with us for payment under a settlement option will be transferred to the General Account. During the life of the insured, the policyholder may select a settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the policyholder requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We can change the interval of payments if necessary to increase the payments to at least $25 each.

The policy provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your policy application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the policy remains in force, the death benefit under either plan will never be less than the stated amount of the policy.

PLAN A -- LEVEL BENEFIT

The death benefit is the greater of:

     - the policy's stated amount on the date of death of the second insured or

     - the death benefit determined by the corridor percentage test.

FORM 5741

The death benefit determined by the corridor percentage test equals the accumulation value of the policy on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age of the younger insured, as indicated in the following table:

 ATTAINED    CORRIDOR    ATTAINED    CORRIDOR    ATTAINED    CORRIDOR     ATTAINED     CORRIDOR
   AGE      PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE      AGE       PERCENTAGE
 --------   ----------   --------   ----------   --------   ----------   ----------   ----------
40 & below     150%         52          71%          64         22%          91           4%
    41         143          53          64           65         20           92           3%
    42         136          54          57           66         19           93           2%
    43         129          55          50           67         18           94           1%
    44         122          56          46           68         17       95 & above       0%
    45         115          57          42           69         16
    46         109          58          38           70         15
    47         103          59          34           71         13
    48          97          60          30           72         11
    49          91          61          28           73          9
    50          85          62          26           74          7
    51          78          63          24        75-90          5

Illustration of Plan A. Assume that the younger insured's attained age at time of the second insured's death is 40 and that the stated amount of the policy is $100,000.

Under these circumstances, any time the accumulation value of the policy is less than $40,000.00; the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000.00, the death benefit will be greater than the policy's $100,000.00 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000.00 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000.00; each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000.00 to $40,000.00, the death benefit will be reduced from $120,000.00 to $100,000.00. However, further reductions in the accumulation value below the $40,000.00 level will not affect the death benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the death benefit.

In the foregoing example, the breakpoint of $40,000.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.

PLAN B -- VARIABLE BENEFIT

The death benefit is equal to the greater of:

     - the stated amount plus the accumulation value on the date of death of the second insured or

     - the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

Illustration of Plan B. Again assume that the younger insured's attained age at the time of the second insured's death is 40 and that the stated amount of the policy is $100,000.00.

Under these circumstances, a policy with accumulation value of $20,000.00 will have a death benefit of $120,000.00 ($100,000.00 + $20,000.00). An accumulation value of $60,000.00 will yield a death benefit of

FORM 5741

$160,000.00 ($100,000.00 + $60,000.00). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the policy's accumulation value. As a result, if the accumulation value of the policy exceeds $66,667.00, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667.00 will increase the death benefit by $2.50. Under this illustration, a policy with an accumulation value of $80,000.00 will provide a death benefit of $200,000.00 ($80,000.00 + (150% (LOGO) $80,000.00)).

Similarly, to the extent that accumulation value exceeds $66,667.00, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000.00 to $68,000.00, the death benefit will be reduced from $200,000.00 to $170,000.00.

In the foregoing example, the breakpoint of $66,667.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

CHANGE IN DEATH BENEFIT PLAN

Generally, after the first policy year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans from Plan B to Plan A will not require evidence of insurability. Changing death benefit plans from Plan A to Plan B may require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher accumulation value, you should elect the Plan A death benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B policy with a $100,000.00 stated amount and $20,000.00 accumulation value ($120,000.00 death benefit) would be converted to a Plan A policy with $120,000.00 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the policy on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. For a given stated amount, the death benefit will be greater under Plan B than under Plan A, but the monthly deduction will be greater under Plan B than under Plan
A. Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be.

DEATH BENEFIT GUARANTEE

We guarantee that the policy will not lapse during the death benefit guarantee period provided you pay the minimum premium. (See "Premiums -- Minimum Premiums.") Accordingly, as long as the death benefit guarantee is in effect, the policy will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction. A charge per $1,000 of stated

FORM 5741
amount will be made for each month the death benefit guarantee is in effect. The charge is $0.00 if you choose a 5 year guarantee or $0.03 if you choose the guarantee to maturity. (Only the 5 year guarantee is available in Massachusetts and Texas.)

If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guarantee may not be reinstated once it has been lost. However, we may at our discretion permit you to reinstate the death benefit guarantee if you:

     - double your stated amount (see "Changes in Stated Amount" below regarding proof of insurability), or

     - increase your stated amount by $100,000 or more.

A new minimum premium will be required to maintain the reinstated death benefit guarantee.

CHANGES IN STATED AMOUNT

Subject to certain limitations, you may at any time after the first policy year increase your policy's stated amount or decrease your stated amount by sending us a written request. We may limit you to two such changes in each policy year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect those charges assessed on a per $1000 of stated amount disclosed in the fee tables.

Increases. An increase is treated similarly to the purchase of a new policy. To obtain an increase, you must submit a supplemental application to us with satisfactory proof of insurability. Depending on your accumulation value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase.

After an increase, a portion of your premium payments will be allocated to the increase. The allocated amounts will be in the same proportion to your total premium payments as the guideline annual premium for the increase is to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

Only the increase in stated amount will be subject to the additional surrender charge.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your policy.

Decreases. You may decrease your stated amount after the first policy year from the issue date or the date of any increase, subject to the following limitations:

     - The stated amount after any requested decrease may not be less than the minimum stated amount of $100,000.

     - We will not permit a decrease in stated amount if the policy's cash value is such that reducing the stated amount would cause the policy to cease to be life insurance as determined by the corridor percentage test.

     - We will not permit a decrease in stated amount if the decrease would disqualify the policy as life insurance under the Code.

If you decrease your stated amount, we will deduct any applicable surrender charge from your accumulation value. For purposes of calculating the amount of that surrender charge and the cost of insurance charge on your remaining coverage, a decrease in stated amount will reduce your existing stated amount in the following order:

     - the stated amount provided by your most recent increase,

     - your next most recent increases successively, and

     - your initial stated amount.

FORM 5741

                       SURRENDERS AND PARTIAL SURRENDERS

As an alternative to obtaining access to your accumulation value by using the loan provisions, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Partial or Full Surrenders, however, may involve tax liability.

You may surrender your policy in full at any time by sending a written request together with the policy to our home office. The cash surrender value of the policy equals the accumulation value less any applicable surrender charges. Increases in stated amount carry their own surrender charge period, therefore, the total surrender charge may vary based on the total number of increases during the Policy period. Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for surrender is received. Proceeds will generally be paid within seven days of receipt of a request for surrender.

After the first year after the issue date, you may obtain a portion of your accumulation value upon partial surrender of the policy. Partial surrenders cannot be made more than twice during any policy year. The amount of any partial surrender may not exceed the cash surrender value, minus:

     - any outstanding policy indebtedness,

     - an amount sufficient to cover the next two monthly deductions, and

     - the Administrative Fee of $25 or 2% of the amount surrendered, if less.

We will reduce the accumulation value of your policy by the amount of any partial surrender. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount.

Under Plan A, a partial surrender reduces your stated amount. Such a surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your policy are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $100,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the next most recent increases successively, then the initial stated amount.

Under Plan B, a partial surrender reduces your accumulation value. Such a reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.

If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage. You should consider the impact of the policy ceasing to be treated as life insurance.

During the first 25 policy years and for 25 years after the effective date of an increase, a partial surrender charge in addition to the service charge of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any policy year that exceeds 10% of the cash surrender value as of the end of the previous policy year.

FORM 5741

LOANS

After the first policy year, you may borrow up to the loan value of your policy. The loan value is the cash surrender value less the cost of insurance charges on your policy to the end of the current policy year. The loan value will never be less than 90% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "General Provisions -- Postponement of Payments".) In some circumstances, loans may involve tax liability. (See "Federal Tax Matters".)

When a loan is made, accumulation value in an amount equal to the loan will be taken from the General Account and each subaccount in proportion to your accumulation value in the General Account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 4% per year. Such interest is credited to the subaccounts and the General Account in accordance with the premium allocation then in effect.

We charge you interest on loans you take from your policy values. The rate we deduct from your loan proceeds is 7.4%. This amount is equivalent to an annual rate of 8.0% if the interest was paid at the end of the year. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the policy year. At the beginning of each subsequent policy year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the General Account and each subaccount to pay the interest for the following policy year. The allocation will be in proportion to your accumulation value in each subaccount.

You may repay a loan at any time, in whole or in part, before we pay the policy proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loan, unless you request otherwise. Undesignated payments are presumed to be premium payments, not loan repayments unless so designated. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the General Account, until the amount borrowed from the General Account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the General Account according to the premium allocation then in effect.

Any outstanding policy indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity.

A loan, whether or not repaid, will have a permanent effect on a policy's cash surrender value (and the death benefit under Plan B policies) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, policy values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, policy values will be higher than they would have been had no loan been made.

Certain policy loans may result in currently taxable income and tax penalties. If you are considering the use of policy loans as retirement income, you should consult your personal tax adviser regarding potential tax consequences that may arise if you do not make necessary payments to keep the policy from lapsing. The amount of the premium payments necessary to keep the policy from lapsing will increase with your age.

FORM 5741

POSTPONEMENT OF PAYMENTS

Payment of any amount upon a complete or partial surrender, a policy loan, or benefits payable at death or maturity may be postponed whenever:

     - the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

     - the Commission by order permits postponement for the protection of policyholders; or

     - an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAR's net assets.

We may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

                            LAPSE AND REINSTATEMENT

Provided you pay the minimum premium and thereby keep the death benefit guarantee in effect, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premium and, as a result, the death benefit guarantee is not in effect, the policy will remain in force as long as the cash surrender value less any policy indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any policy indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapsing. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any policy indebtedness to cover the monthly deduction for two policy months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period begins when we mail the notice. The policy will continue in force throughout the grace period, but if the required premium is not received, the policy will terminate without value at the end of the grace period. If you die during the grace period, the death benefit will be reduced by the amount of any unpaid monthly deduction. However, the policy will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.

REINSTATEMENT

If the policy lapses, you may apply for reinstatement anytime within five years. Your policy will be reinstated if you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement premium. The reinstatement premium, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two policy months following the effective date of reinstatement. If loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the policy.

                                     TAXES

The following description is a brief summary of some of the Code provisions which, in our opinion, are currently in effect. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to policies that have already been issued. Tax law revisions, with unfavorable consequences to policies offered by this prospectus, could have retroactive effect on previously issued policies or on subsequent voluntary transactions in previously issued policies.

FORM 5741

POLICY PROCEEDS

The policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the policy should qualify as a life insurance policy for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the policy payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of federal income tax.

Current tax rules and penalties on distributions from life insurance policies apply to any life insurance policy issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a policy (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the policy, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the policyholder's gross income to the extent that the policy's cash surrender value exceeds the owner's investment in the policy. In addition, a ten percent penalty tax applies to any such distribution from such a policy, to the extent includible in gross income, except if made:

     - after the taxpayer's attaining age 59 1/2,

     - as a result of his or her disability or

     - in one of several prescribed forms of annuity payments.

Loans received under the policy will be construed as indebtedness of the policyholder in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the policy is expected to constitute income to the policyholder. Interest payable with respect to such loans is not tax deductible. If the policy is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the policy's accumulation value (including the loan amount) then exceeds your "basis" in the policy. (Your "basis" equals the total amount of premiums that were paid into the policy less any withdrawals from the policy.)

Federal estate and local estate, inheritance and other tax consequences of policy ownership or receipt of policy proceeds depend upon the circumstances of each policyholder and beneficiary.

AVOIDING MODIFIED ENDOWMENT CONTRACTS

If you have previously authorized us to do so, we will hold your premium payment for up to ten (10) business days, if applying the premium payment before the due date would cause the policy to be treated as a Modified Endowment Contract (MEC) for federal income tax purposes.

If you have not given us prior authorization to hold your premium payment and we determine your premium payment will cause your policy to become a MEC, we will attempt to contact you within two (2) business days to determine your intent regarding the premium payment. If you do not want the policy to be treated as a MEC for tax purposes, we will refund the premium payment to you within five (5) business days of confirming your intentions. After we return the premium payment to you, you may then resubmit the premium payment once the actual due date is reached to avoid creating a MEC.

Or, at the time we contact you, you may direct us to hold your premium payment for up to ten (10) business days before applying the premium payment if this will not create a MEC. If we are unable to confirm your intentions within two
(2) business days of receipt of the premium payment, we will apply the premium payment as of the third valuation date, and your policy will be treated as a MEC for federal income tax purposes.

FORM 5741

CORRECTION OF MODIFIED ENDOWMENT CONTRACTS

If you have made premium payments in excess of the amount that would be permitted without your policy being treated as a MEC under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the policy became a MEC.

RIGHT TO CHARGE FOR COMPANY TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against VAR for our federal taxes, or provision made for such taxes, that may be attributable to VAR. However, we may in the future charge each subaccount of VAR for its portion of any tax charged to us in respect of that subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, we may decide to assess charges for such taxes, or make provision for such taxes, against VAR. Any such charges against VAR or its subaccounts could have an adverse effect on the investment performance of the subaccounts.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which VAR or Ohio National Life Assurance Corporation is a party or to which the assets of any of the subaccounts of VAR are subject. We (including Ohio National Equities, Inc.) are not involved in any litigation that is of material importance in relation to our total assets or that relates to VAR.

                              FINANCIAL STATEMENTS

The financial Statements of the Registrant, Ohio National Variable Account R, and the Depositor, Ohio National Life Assurance Corporation are included in the Statement of Additional Information ("SAI"). A copy of the SAI may be obtained by calling or writing us at our Home Office, contacting you agent or representative, or by logging onto the SEC's website at http://www.sec.gov.

FORM 5741